UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Michael W. Stockton

Capital World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Worldwide access:

A 20-year history
of investing for
long-term success

Special feature page 6

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2013

Capital World Growth and Income Fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	17.66%	13.05%	8.41%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.80% for Class A shares as of the prospectus dated February 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2013, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.72%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Worldwide access: A 20-year history of investing for long-term success

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
35	Board of trustees and other officers

Fellow investors:

Global stock markets recorded strong gains for the second straight year, supported by ongoing monetary stimulus and improved economic conditions in a number of the world’s advanced nations.

For the 12 months ended November 30, 2013, Capital World Growth and Income Fund produced a total return of 24.8%, exceeding the 23.5% gain of its primary benchmark, the unmanaged MSCI All Country World Index.* By way of comparison, the total return of the fund’s peer group, as measured by the Lipper Global Funds Index, was 27.5%. The fund’s managers take a long-term approach to investing. As you can see in the table below, the fund has generally surpassed both of these measures over longer time frames.

The fund aims to provide investors with current income through dividends. Quarterly dividend payments totaled $1.03 a share for the year, including a special dividend of 16 cents a share paid in December. This amounted to an income return of 2.8%.

Strength in developed markets

Major developed stock markets rallied during the fiscal year, generally surpassing returns from developing markets. European stocks posted strong gains as the 17-nation euro zone emerged from a lengthy recession and resurgent M&A activity drove a powerful rally in the telecommunication services and technology sectors. The advance was led by some of Europe’s most economically troubled countries, including Greece (58.5%), Ireland (50.5%) and Spain (34.2%). Overall, the MSCI Europe Index rose 25.9% in U.S. dollar terms.

The U.S. economy grew by 2.5% on an annualized basis in the second quarter of 2013 and an estimated 4.1% in the third. The jobs market also improved. October’s 16-day partial government shutdown helped keep the national jobless rate at 7.3% as idled federal workers contributed to unemployment rolls. But private-sector employers added a greater-than-forecast 204,000 jobs during the month.

U.S. stocks hit a succession of fresh all-time highs as both the Standard &

*	Unless otherwise indicated, MSCI indexes are expressed in U.S. dollars and their results reflect dividends net of withholding taxes.

Results at a glance

Total returns for periods ended November 30, 2013, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	24.77%	15.14%	9.48%	11.35%
MSCI All Country World Index†	23.45	15.34	7.64	7.48
Lipper Global Funds Index	27.47	14.82	7.57	7.64

†	The market index is unmanaged and, therefore, has no expenses. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

Capital World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2013)

		Percent of	12-month
Company	Country	net assets	return

Novartis	Switzerland	3.0%	27.73%
Amgen	United States	2.2	28.47
Bayer	Germany	2.1	47.48
Philip Morris International	United States	1.8	–4.83
BP	United Kingdom	1.8	14.09
Gilead Sciences	United States	1.8	99.49
Altria	United States	1.5	9.38
Vodafone	United Kingdom	1.5	43.78
Google	United States	1.3	51.72
AbbVie*	United States	1.2	—

*	Twelve-month return data unavailable for AbbVie, since the company was formed in January 2013 from a spinoff of Abbott Laboratories.

Poor’s 500 Composite Index — a broad measure of the U.S. stock market — and the Dow Jones Industrial Average notched their eighth consecutive week of gains. In November, the S&P 500 rose 3% while the Dow Jones average ended 4% higher. The Nasdaq Composite also gained 4%, climbing above the 4,000 level for the first time in 13 years.

Japanese stocks produced some of the largest gains of the period, aided by the Bank of Japan’s monetary easing. The Japanese yen declined significantly against the dollar, however, dampening returns for U.S. investors. Japanese shares ended the fiscal year with a 32.8% gain in U.S. dollar terms on better-than-expected economic data.

Equity returns were mixed in the developing markets, as economic conditions in some developing countries deteriorated and investors grew concerned that the U.S. Federal Reserve would curtail its bond buying program — a program that, in effect, injects tens of billions of dollars into the global financial system each month. Despite increased volatility, China’s stock market gained 12.5% for the year. Elsewhere, shares in Mexico (3.1%) were positive while shares in Brazil (–5.2%) and India (–6.9%) lost ground in U.S. dollar terms, as all three countries’ currencies slid against the dollar.

Most of the 10 sectors that comprise the MSCI All Country World Index registered double-digit gains, led by consumer discretionary (37.0%), health care (35.0%) and industrials (30.1%). Returns for materials stocks (2.2%) were generally modest as commodity prices retreated.

Inside the portfolio

Solid stock selection and a relatively light concentration of materials companies helped the fund’s investments in this area outpace both the sector and the broader market. A number of the fund’s health care holdings — the largest sector concentration in the portfolio — produced exceptional returns. Among these were U.S. biotechnology companies Gilead Sciences (99.5%) and Amgen (28.5%), the fund’s sixth- and second-largest holdings, respectively, top holding Novartis (27.7%), and Bayer (47.5%), the fund’s third-largest holding.

Other top holdings that outpaced the market included Google (51.7%) and U.K. telecommunications company Vodafone (43.8%).

In a period characterized by generally stronger economic growth, holdings in consumer staples and utilities, two of the more defensive areas of the market, held back the fund’s overall return. Among the fund’s investments in consumer staples stocks, tobacco maker Philip Morris International declined 4.8%. French distiller Pernod Ricard (0.1%) and U.S. tobacco maker Altria (9.4%), the fund’s seventh-largest holding, both generated positive results that trailed the broader market.

A look to the future

The global economy is strengthening, but a number of challenges remain that could derail the recovery. In the U.S., the S&P 500 has reached new highs several times in recent months, and more companies appear to be fairly valued. We do believe we can continue to find long-term investment opportunity, but in the current environment careful stock selection and a keen sensitivity to valuation remain critical.

The federal budget deficit has shrunk by more than 50% from its peak, but lawmakers in Washington, D.C. have made little progress toward long-term budget and tax reform. Shortly after the close of the fiscal year, the Fed disclosed that it would begin to unwind its asset purchase program in a series of modest steps. As U.S. monetary policy normalizes, developing markets

2	Capital World Growth and Income Fund

may be tested again. The past year has demonstrated that some countries are better prepared than others to deal with the likely changes in capital flows.

That said, we maintain a constructive view of equities. The portfolio, in our view, is well positioned for continued recovery in Europe and Japan. We have seen a number of encouraging signs in both regions in recent months, and we continue to find compelling opportunities outside the U.S. in dividend-paying stocks.

Twenty years of global investing

This year marks Capital World Growth and Income Fund’s 20th anniversary. Much has changed since the fund began operations in March 1993, but as a number of the fund’s managers note in this year’s feature article beginning on page 6, much remains the same.

We pursue an active, research-driven approach in an effort to find seasoned companies with strong growth prospects that often pay dividends. We’ll continue to do so in the decades to come.

We thank you for your commitment to long-term investing and look forward to reporting back to you in six months.

Cordially,

Michael J. Thawley

Vice Chairman of the Board

Mark E. Denning
President

January 9, 2014

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested*

		MSCI
	Capital World Growth	All Country
	and Income Fund	World Index†

Europe	39.3%	25.8%
United Kingdom	12.5	8.1
Switzerland	6.4	3.3
Germany	6.0	3.5
France	5.5	3.7
Sweden	2.8	1.2
Finland	1.0	.3
Italy	.9	.8
Netherlands	.9	1.0
Belgium	.8	.4
Spain	.7	1.3
Russia	.7	.7
Ireland	.3	.1
Other Europe	.8	1.4

The Americas	37.4	52.4
United States	36.8	48.2
Canada	.5	3.6
Mexico	.1	.6

Asia/Pacific	14.3	19.3
Hong Kong	3.8	1.1
Japan	2.3	7.8
China	1.9	2.2
South Korea	1.5	1.8
Australia	1.2	2.9
Thailand	1.2	.3
Singapore	1.1	.6
Other Asia/Pacific	1.3	2.6

Other	1.2	2.5

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	7.8	—

Total	100.0%	100.0%

*	Percent of net assets by country as of November 30, 2013.
†	The MSCI All Country World Index is weighted by market capitalization.

Capital World Growth and Income Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $20,681 and reinvested capital gain distributions of $20,534.
[3]	Results calculated with capital gains reinvested.
[4]	The market index is unmanaged and, therefore, has no expenses. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2013)*

	1 year	5 years	10 years
Class A shares	17.61%	13.78%	8.83%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$80,000
60,000
40,000
20,000
10,000
9,000

Year ended November 30	1993[6]	1994	1995	1996	1997	1998	1999
TOTAL VALUE							
Dividends reinvested	$144	295	421	506	488	478	440
Value at year-end	$10,782	11,592	13,841	17,118	19,917	23,007	27,396
Total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1

4	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Worldwide access: A 20-year
history of investing for long-term success

6	Capital World Growth and Income Fund

By investing in what we consider to be seasoned companies and focusing on those companies that demonstrate a commitment to paying dividends, we believed we could deliver a solid return while also tempering volatility. — Mark Denning

Mark Denning	Eric Richter

When Capital World Growth and Income Fund first opened its doors on March 26, 1993, it greeted a vastly different world than the one we now live in. Twenty years ago, some 1.5 billion fewer people inhabited the earth and global GDP was about a third of what it is today. China’s economy was largely closed to foreign investment, the World Trade Organization had yet to be established, and the euro, now the common currency of 17 European countries, was not yet in circulation.

A great deal has changed in the intervening decades. Technological advances in communication and transportation have shrunk distances. Borders have been redrawn and trade barriers have fallen. We have experienced one of the great bull markets in history, but also a global financial crisis and the steepest stock market decline since the Great Depression.

Through it all, Capital World Growth and Income Fund has remained consistent in its focus on the long term. The fund was conceived in 1993 as a vehicle for investors seeking a conservative approach to global investing. To help limit the risks associated with investing overseas, the fund set out to focus on well-established, seasoned companies with strong growth prospects that often pay dividends to shareholders.

“By investing in what we consider to be seasoned companies and focusing on those companies that demonstrate a commitment to paying dividends, we believed we could deliver a solid return while also tempering volatility,” says Mark Denning, president of the fund and one of its original managers. “Beyond that, we wanted the fund to have the flexibility to invest anywhere in the world where we could find good opportunities. I think this approach has served our investors well over the last 20 years.”

In the following pages, we look at how the fund’s mission has helped it successfully navigate sweeping change in the world’s markets and economy.

A world of opportunity

Thanks to advances in transportation and the development of smartphones, tablet computers, social networking platforms and other technology, the world feels like it has gotten much smaller over the last 20 years. At the same time, investment opportunity has expanded on a scale that most people would have considered unimaginable in 1993.

Capital World Growth and Income Fund began operations just a few years after the fall of the Berlin Wall and dissolution of the Soviet Union. Today, many countries in central and eastern Europe have become full participants in the global economy. Thanks to the lowering of trade and regulatory barriers, goods and services move more freely across borders and global trade has grown substantially.

One of the most significant developments in the past two decades has been the maturation of many of the world’s developing economies, particularly in Asia and Latin America. Economic growth in these areas has helped boost living standards for millions of people around the world. As more and more people in places like China, Indonesia, Brazil and Mexico have acquired some level of disposable income, they have created new markets for companies around the world — and opportunity for investors.

“Today, opportunities to invest in world-class companies can be found in markets all around the world,” notes Eric Richter, a portfolio manager who is based in Washington, D.C. “That wasn’t necessarily the case 20 years ago when the fund was started. When I was an analyst covering global industrial companies, the leaders were almost universally located in Europe, the U.S. and Japan. Today the industry is much more globally dispersed.”

Capital World Growth and Income Fund	7

At the end of 1992, just before the fund began operations, 17% of the world’s companies with at least $1 billion in net sales were based outside the U.S., according to FactSet-Reuters. In 2012, 76% of all companies with $1 billion or more in net sales were non-U.S. companies.

This tectonic shift is reflected in the fund’s geographic representation. At the end of the fund’s first fiscal year, the portfolio included investments in companies domiciled in 20 countries. Half of those countries were in Western Europe. At the close of the most recent fiscal year, the fund’s portfolio had representation from 36 countries, including Russia, South Africa and South Korea, many of which were inaccessible to U.S. investors in 1993.

Selectivity is essential

Of course, not all investment opportunities are equal — and investing beyond U.S. borders can introduce some additional challenges and risks, including varying legal and accounting standards, as well as currency volatility and political risk. Rather than invest in specific countries or regions, the fund’s managers construct the portfolio one company at a time, based on rigorous fundamental research.

The fund’s managers and analysts visit companies in local markets all over the world to meet with managements, customers, suppliers and competitors and gain a broad understanding of a company’s businesses and prospects for growth. This company focus allows the fund’s managers to focus on longer term trends rather than short-term market fluctuations. They also carefully track economic and political conditions in these areas.

Emphasizing deep research and a long-term approach can provide the fund with a differentiated perspective as more investors turn their attention to global equity markets, says Sung Lee, a portfolio manager for the fund. “Many of our analysts have extensive experience, are based in overseas markets, and often cover the same industry and companies for many years,” adds Sung, who is based in Singapore. “Over time, these investment professionals attain deep knowledge of the companies and local markets they cover.”

Location, location, location

As the world’s economy has become more integrated, many of the companies that the fund looks to invest in are less reliant on their home markets than they were in 1993. Today, many large companies are generating substantial amounts of revenue and profits abroad. They are locating manufacturing and other operations beyond their home country’s borders and are increasingly competing with rivals based on the other side of the globe. Given these circumstances, the location of a company’s headquarters has become less relevant. Rather, the fund’s investment professionals focus on

Two decades of change

The world looks very different today than it did when Capital World Growth and Income Fund began operations 20 years ago. Here is a glimpse at some of the major events that have helped transform the global economy and world’s markets.

8	Capital World Growth and Income Fund

Emphasizing deep research and a long-term approach can provide the fund with a differentiated perspective as more investors turn their attention to global equity markets. — Sung Lee

Sung Lee	Joyce Gordon

a company’s revenue exposure, industry position, product lines and supply chain.

This new geography of investing is evident in the fund’s portfolio. All of the fund’s top 10 holdings, for example, are multinational companies operating in markets all over the world and competing on a global scale (see chart on page 2). Another good example is Prudential, an insurance and financial services company based in the U.K. and the fund’s 16th-largest holding. The company has businesses in the U.S. and the U.K., but it also has 13 million customers across a number of Asian markets, including Malaysia, Indonesia, Singapore and the Philippines.

“As standards of living continue to rise, Prudential is benefiting from huge growth opportunities in Asia in terms of life and health insurance, where the runway for growth is really substantial,” says Mark. “Although it is a U.K.-domiciled company, its U.K. business in the grand scheme of things is not nearly as significant.”

Over time, as globalization continues, successful investing will require a global understanding of industries and companies. “Consider, for example, Procter & Gamble and L’Oreal — consumer products companies based in the U.S. and France, respectively,” says Mark. “These are world-class global companies in the same business, so it doesn’t make much sense to treat them differently — or to be able to invest in one and not the others — because of where they are located. The same can be said about technology companies like Apple and Samsung Electronics, or global pharmaceutical companies like Pfizer and Roche.”

A focus on dividends

Income is one of the fund’s objectives, and companies that pay dividends are a key focus of the fund’s managers. Dividends are a commitment by a company to share its earnings with investors in the form of regular cash payments.

Capital World Growth and Income Fund	9

Much of Capital World Growth and Income Fund’s history has coincided with a decline in dividend payout ratios in the U.S. However, a number of companies outside the U.S. have maintained a strong commitment to relatively high dividend payments. The fund’s global mandate provides it with the flexibility to invest in dividend-paying companies wherever they are located.

“A lot of countries have a much stronger dividend culture than we have in the U.S. — particularly in Europe and places that were once part of the British Empire, like Hong Kong, Singapore and Australia,” says Joyce Gordon, a manager of the fund. “There is a culture to pay out much more in dividends than in the U.S., and to grow dividends. But when you’re investing in dividend-paying companies you need to be very careful in making sure that you’re not in front of a dividend cut and that the companies are financially strong. That’s why quality research and selectivity are so important.”

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How your fund measures up: Higher returns, lower volatility

Over its 20-year lifetime, Capital World Growth and Income Fund has produced solid returns with relatively lower volatility, as measured by standard deviation. The chart compares the fund’s result with various market indexes and the Lipper Global Funds Index, a peer group measure. Standard deviation is a common measure of volatility reflecting how returns have varied from the mean over time. A lower number signifies lower volatility.

Source: Standard & Poor’s, MSCI, Lipper. Volatility is calculated at net asset value using annualized standard deviation (based on monthly returns). Returns calculated at net asset value, with all distributions reinvested. Market indexes are unmanaged and, therefore, have no expenses. Returns and volatility are for 20 years ended 11/30/2013.

10	Capital World Growth and Income Fund

The key to successful global investing, in my view, is to rely on experienced investment professionals who understand the economic and political dynamics, and can make sound judgments about the ability of companies to operate successfully in those circumstances. They also must be able to identify the companies that are most likely to take advantage of opportunity as the world continues to evolve. — Michael Thawley

Steve Bepler	Michael Thawley

The fund’s global flexibility also allows for a better balance between growth potential and income across a broad spectrum of industry sectors. “In Europe, we have found some very strong dividend payers, offering a 5%, 6%, 7% yield, which is very attractive, and the stocks often have lower valuations than U.S. equities because of the state of the economy in Europe,” Joyce adds.

A commitment to regular dividend payments can indicate that a company is disciplined in its approach to capital allocation. And because dividends are a tangible return to investors, they can help provide a cushion against market volatility. The fund’s focus on established companies, along with its dual growth-and-income mandate, has served investors well over the past 20 years. Over the long term, the fund has produced higher returns, with lower volatility, than both its primary benchmark and the average results of its peers (see chart on page 10).

“For investors who are saving for a goal, like retirement, volatility can have a very strong impact,” says Steve Bepler, one of the five original managers and a former president of the fund. “So I think the fund’s conservative approach to global stock markets — where you seek both capital appreciation and a steady return in the form of dividends — is a very sensible one for most investors.”

A look to the future

What’s in store for the global economy and world markets in the next 20 years? Considering the scale of change that took place over the last two decades, there are bound to be surprises in store between now and 2023. After all, in 1993 few could fully imagine the impact China’s advancement would have on the world. Today, there are many parts of the world — such as countries in the Middle East — that are still defining themselves and their ambitions, and countries in Africa, for example, that are still finding their feet in the global economy. “One lesson that can be drawn from the past 20 years is that, given a certain level of stability, the capacity for countries to lift themselves into a new level of development and prosperity is extraordinary,” says Michael Thawley, vice chairman of the fund.

Of course, it would be unwise to assume a linear projection of current trends. Some areas of the world will have disappointing setbacks while others experience remarkable advances. And, importantly, companies’ prospects are not necessarily tied to a particular region’s economy. “The key to successful global investing, in my view,” says Michael, “is to rely on experienced investment professionals who understand the economic and political dynamics, and can make sound judgments about the ability of companies to operate successfully in those circumstances. They also must be able to identify the companies that are most likely to take advantage of opportunity as the world continues to evolve.”

“As standards of living rise around the world, and education and communications improve, innovation is likely to come from a wider range of places in the world,” says Eric. “I think we will see more countries and more geographies produce companies that are global leaders. So, as we search the world for the best companies, I believe the fund’s geographic diversity will continue to increase even as we focus on what we believe are the highest quality companies.”

Whatever may come in the next 20 years, one thing is certain: The investment professionals who manage Capital World Growth and Income Fund will remain focused on the fund’s time-tested approach to global investing. Through diligent research they will continue to search for well-established companies with strong growth prospects that often pay dividends, wherever they may be located. ■

Capital World Growth and Income Fund	11

Summary investment portfolio November 30, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	36.8%
Euro zone*	16.5
United Kingdom	12.5
Switzerland	6.4
Hong Kong	3.8
Sweden	2.8
Japan	2.3
China	1.9
South Korea	1.5
Australia	1.2
Other countries	6.5
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	7.8

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 91.86%	Shares	Value (000)	Percent of net assets
Health care 16.01%
Novartis AG	31,922,063	$2,523,267	3.01%
One of the world’s largest pharmaceutical companies.

Amgen Inc.	16,075,900	1,833,939	2.19
The world’s largest biotechnology company.

Bayer AG	13,316,026	1,776,420	2.12
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.

Gilead Sciences, Inc.[1]	19,730,000	1,476,001	1.76
Develops drugs to treat infectious diseases and cancer.

AbbVie Inc.	20,085,700	973,152	1.16
Research-based biopharmaceutical company.

Teva Pharmaceutical Industries Ltd. (ADR)	16,973,000	691,819	.83
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.

Roche Holding AG	2,014,000	561,463	.67
A world leader in pharmaceuticals and diagnostic research.
Other securities		3,569,980	4.27
		13,406,041	16.01

Financials 13.71%
HSBC Holdings PLC (Hong Kong)	49,168,976	549,236
HSBC Holdings PLC (United Kingdom)	30,718,231	342,857	1.06
One of the world’s largest international banking and financial services organizations.

Société Générale	14,546,365	836,592	1.00
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.

Prudential PLC	36,926,500	789,968	.94
Major life insurance and pension provider with operations in the U.S.,U. K. and Asia-Pacific region.

UBS AG	35,262,786	672,228	.80
One of the world’s largest financial services companies, providing wealth management, investment banking and asset management.

AIA Group Ltd.	112,663,396	571,117	.68
Life insurance and financial services provider in the Asia-Pacific region.

Link Real Estate Investment Trust	109,299,002	535,734	.64
Invests in retail properties and car park operations in Hong Kong.

Siam Commercial Bank PCL	93,875,000	458,996	.55
Commercial bank based in Thailand.

12	Capital World Growth and Income Fund

	Shares	Value (000)	Percent of net assets
Barclays PLC	99,487,500	$442,439	.53%
One of the largest retail and commercial banking groups in the U.K.
Other securities		6,284,932	7.51
		11,484,099	13.71

Consumer discretionary 12.42%
Amazon.com, Inc.[1]	1,978,400	778,738	.93
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.

Home Depot, Inc.	9,063,800	731,177	.87
The world’s largest home improvement retailer.

Renault SA	6,291,861	558,066	.67
A leading French car manufacturer. Also owns a substantial portion of Nissan Motor.

DIRECTV [1]	8,313,000	549,572	.66
Digital television services provider in the United States, Latin America and the Caribbean.

General Motors Co.[1]	13,711,450	531,045	.63
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.

Kingfisher PLC	84,568,999	520,330	.62
Europe’s largest home-improvement retailer.

Comcast Corp., Class A	8,272,900	412,570	.49
Provides media and television broadcasting services worldwide.
Other securities		6,319,240	7.55
		10,400,738	12.42

Industrials 11.67%
ASSA ABLOY AB, Class B	16,656,007	843,210	1.01
Manufactures mechanical, electromagnetic and electronic locks and security systems.

VINCI SA	9,061,441	582,569	.70
Construction and engineering company based in France.

United Parcel Service, Inc., Class B	5,200,000	532,376	.63
The world’s largest package delivery company and express carrier.

Schneider Electric SA	5,649,303	478,203	.57
An international supplier of industrial electrical equipment and industrial automation equipment.

General Electric Co.	17,500,000	466,550	.56
Global operator of infrastructure, technology, energy and finance businesses.

Lockheed Martin Corp.	2,905,000	411,551	.49
A world leader in advanced aerospace and military technology products.

Jardine Matheson Holdings Ltd.	7,966,000	402,442	.48
Hong Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.
Other securities		6,059,152	7.23
		9,776,053	11.67

Consumer staples 8.05%
Philip Morris International Inc.	18,003,200	1,539,994	1.84
One of the world’s largest international tobacco companies.

Altria Group, Inc.	34,493,300	1,275,562	1.52
One of the world’s largest tobacco companies. The group also owns a large interest in the global brewer SABMiller.

Pernod Ricard SA	5,810,510	658,561	.79
Produces wine, spirits and nonalcoholic beverages.

Nestlé SA	8,454,443	617,446	.74
Global packaged food and beverage company based in Switzerland.
Other securities		2,646,717	3.16
		6,738,280	8.05

Capital World Growth and Income Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Information technology 7.93%
Google Inc., Class A1	990,829	$1,049,872	1.25%
One of the most frequently used website search engines in the world.

Samsung Electronics Co. Ltd.	633,750	894,664	1.07
Korea’s top electronics manufacturer and a global leader in semiconductor production.

Oracle Corp.	19,288,000	680,673	.81
Major supplier of database management software. Also develops business applications and provides consulting and support.

Microsoft Corp.	15,243,000	581,216	.70
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Other securities		3,430,060	4.10
		6,636,485	7.93

Telecommunication services 6.95%
Vodafone Group PLC	327,124,500	1,214,372
Vodafone Group PLC (ADR)	1,120,000	41,541	1.50
One of the leading global operators of mobile telephone services.

SoftBank Corp.	10,525,700	851,921	1.02
Internet and telecommunications conglomerate and distributor of digital media and software.

Verizon Communications Inc.	15,336,500	760,997	.91
Major broadband and telecommunication services provider.

TeliaSonera AB	74,322,215	607,066	.73
Telecommunications company serving the Nordic and Baltic regions, and mobile communications provider serving northern and eastern Europe and Spain.

CenturyLink, Inc.	13,456,000	413,099	.49
Telecommunication services provider to suburbs and small towns across the U.S.
Other securities		1,926,859	2.30
		5,815,855	6.95

Energy 5.81%
BP PLC	191,899,649	1,513,968	1.81
One of the world’s largest oil companies.
Eni SpA	22,365,300	538,088
Eni SpA (ADR)	253,148	12,116	.65
One of the world’s leading oil and gas companies.

BG Group PLC	20,070,000	410,139	.49
Multinational oil and gas company based in the U.K.
Other securities		2,391,096	2.86
		4,865,407	5.81

Utilities 3.78%
National Grid PLC	58,917,919	747,386	.89
Operates electricity networks in the U.K. and U.S.
Other securities		2,415,064	2.89
		3,162,450	3.78

Materials 3.50%
BASF SE	4,429,000	472,920	.57
The largest chemical company in the world.
Other securities		2,455,587	2.93
		2,928,507	3.50

Miscellaneous 2.03%
Other common stocks in initial period of acquisition		1,703,625	2.03

Total common stocks (cost: $54,324,752,000)		76,917,540	91.86

14	Capital World Growth and Income Fund

Preferred stocks 0.00%	Value (000)	Percent of net assets
Financials 0.00%
Other securities	$3,349	.00%
Total preferred stocks (cost: $3,050,000)	3,349	.00

Convertible securities 0.33%
Other 0.29%
Other securities	238,915	.29

Miscellaneous 0.04%
Other convertible securities in initial period of acquisition	33,766	.04

Total convertible securities (cost: $205,977,000)	272,681	.33

Bonds, notes & other debt instruments 1.09%	Principal amount (000)
Energy 0.06%
BP Capital Markets PLC 3.875% 2015	$7,320	7,638	.01
Other securities		42,332	.05
		49,970	.06

Other 1.03%
Other securities		866,045	1.03
Total bonds, notes & other debt instruments (cost: $825,010,000)		916,015	1.09

Short-term securities 5.04%
Freddie Mac 0.09%–0.17% due 12/18/2013–10/1/2014	1,216,400	1,215,806	1.45
Fannie Mae 0.12%–0.14% due 2/18–10/1/2014	618,850	618,476	.74
Federal Home Loan Bank 0.055%–0.18% due 12/13/2013–6/25/2014	587,622	587,432	.70
Other securities		1,798,997	2.15

Total short-term securities (cost: $4,220,557,000)		4,220,711	5.04
Total investment securities (cost: $59,579,346,000)		82,330,296	98.32
Other assets less liabilities		1,408,027	1.68

Net assets		$83,738,323	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

”Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $82,917,000, which represented .10% of the net assets of the fund. Some securities within “Other securities” (with an aggregate value of $1,694,998,000, which represented 2.02% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,238,000, which represented less than .01% of the net assets of the fund.

Capital World Growth and Income Fund	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $550,419,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2013 (000)
Sales:
Australian dollars	12/23/2013	UBS AG	$17,520	A$19,000	$237
Australian dollars	12/23/2013	Barclays Bank PLC	$172,964	A$184,000	5,598
Euros	12/13/2013	Bank of America, N.A.	$115,294	€84,800	93
Japanese yen	12/4/2013	Bank of America, N.A.	$58,140	¥5,700,000	2,488
Japanese yen	12/16/2013	Bank of New York Mellon	$102,909	¥10,242,554	2,894
Swiss francs	12/18/2013	Citibank	$155,931	CHF142,650	(1,472)
					$9,838

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2013 (000)
ComfortDelGro Corp. Ltd.	135,100,000	—	—	135,100,000	$7,003	$211,523
Qantas Airways Ltd.[1]	125,158,600	—	—	125,158,600	—	139,111
					$7,003	$350,634

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

CHF = Swiss francs

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

16	Capital World Growth and Income Fund

Financial statements

Statement of assets and liabilities
at November 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $59,157,628)	$81,979,662
Affiliated issuers (cost: $421,718)	350,634	$82,330,296
Cash denominated in currencies other than U.S. dollars (cost: $43,171)		43,171
Cash		143
Unrealized appreciation on open forward currency contracts		11,310
Receivables for:
Sales of investments	1,318,610
Sales of fund’s shares	66,235
Closed forward currency contracts	238
Dividends and interest	228,261	1,613,344
		83,998,264
Liabilities:
Unrealized depreciation on open forward currency contracts		1,472
Payables for:
Purchases of investments	131,541
Repurchases of fund’s shares	51,599
Investment advisory services	25,532
Services provided by related parties	46,898
Trustees’ deferred compensation	1,355
Other	1,544	258,469
Net assets at November 30, 2013		$83,738,323

Net assets consist of:
Capital paid in on shares of beneficial interest		$69,702,849
Undistributed net investment income		295,636
Accumulated net realized loss		(9,022,424)
Net unrealized appreciation		22,762,262
Net assets at November 30, 2013		$83,738,323

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,876,886 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$54,675,791	1,223,742	$44.68
Class B	1,194,312	26,888	44.42
Class C	4,818,754	109,038	44.19
Class F-1	3,976,139	89,164	44.59
Class F-2	2,540,919	56,887	44.67
Class 529-A	2,853,127	64,040	44.55
Class 529-B	105,209	2,369	44.40
Class 529-C	709,226	15,998	44.33
Class 529-E	121,645	2,735	44.48
Class 529-F-1	100,077	2,244	44.60
Class R-1	302,171	6,826	44.26
Class R-2	1,276,999	28,911	44.17
Class R-3	2,650,531	59,692	44.40
Class R-4	2,379,977	53,384	44.58
Class R-5	1,615,065	36,129	44.70
Class R-6	4,418,381	98,839	44.70

See Notes to Financial Statements

Capital World Growth and Income Fund	17

Statement of operations
for the year ended November 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $153,771; also includes $7,003 from affiliates)	$2,107,204
Interest	72,284	$2,179,488
Fees and expenses*:
Investment advisory services	287,846
Distribution services	231,378
Transfer agent services	107,577
Administrative services	17,522
Reports to shareholders	3,608
Registration statement and prospectus	918
Trustees’ compensation	713
Auditing and legal	239
Custodian	8,516
State and local taxes	257
Other	3,708	662,282
Net investment income		1,517,206
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $62)	5,646,853
Forward currency contracts	(23,371)
Currency transactions	(9,300)	5,614,182
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $429)	9,710,595
Forward currency contracts	24,825
Currency translations	3,529	9,738,949
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		15,353,131

Net increase in net assets resulting from operations		$16,870,337

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2013	2012
Operations:
Net investment income	$1,517,206	$1,677,355
Net realized gain on investments, forward currency contracts and currency transactions	5,614,182	278,665
Net unrealized appreciation on investments, forward currency contracts and currency translations	9,738,949	8,262,865
Net increase in net assets resulting from operations	16,870,337	10,218,885

Dividends paid to shareholders from net investment income	(1,894,727)	(1,889,680)

Net capital share transactions	(1,392,761)	(6,354,159)

Total increase in net assets	13,582,849	1,975,046

Net assets:
Beginning of year	70,155,474	68,180,428
End of year (including undistributed net investment income: $295,636 and $624,411, respectively)	$83,738,323	$70,155,474

See Notes to Financial Statements

18	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities. Effective February 1, 2013, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Capital World Growth and Income Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The

20	Capital World Growth and Income Fund

investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$13,406,041	$—	$—	$13,406,041
Financials	11,484,099	—	—	11,484,099
Consumer discretionary	10,400,738	—	—	10,400,738
Industrials	9,776,053	—	—	9,776,053
Consumer staples	6,738,280	—	—	6,738,280
Information technology	6,636,485	—	—	6,636,485
Telecommunication services	5,815,855	—	—	5,815,855
Energy	4,865,407	—	—	4,865,407
Utilities	3,162,450	—	—	3,162,450
Materials	2,928,507	—	—	2,928,507
Miscellaneous	1,703,625	—	—	1,703,625
Preferred stocks	—	3,349	—	3,349
Convertible securities	13,975	258,706	—	272,681
Bonds, notes & other debt instruments	—	916,015	—	916,015
Short-term securities	—	4,220,711	—	4,220,711
Total	$76,931,515	$5,398,781	$—	$82,330,296

Capital World Growth and Income Fund	21

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$11,310	$—	$11,310
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,472)	—	(1,472)
Total	$—	$9,838	$—	$9,838

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

22	Capital World Growth and Income Fund

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2013, the fund reclassified $70,000 from undistributed net investment income to capital paid in on shares of capital stock and $48,816,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital World Growth and Income Fund	23

As of November 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$438,720
Capital loss carryforward expiring 2017*:	(8,951,624)
Gross unrealized appreciation on investment securities	23,720,574
Gross unrealized depreciation on investment securities	(1,177,487)
Net unrealized appreciation on investment securities	22,543,087
Cost of investment securities	59,787,209

*	Reflects the utilization of capital loss carryforward of $5,585,016,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2013	2012
Class A	$1,274,323	$1,295,073
Class B	23,731	33,659
Class C	82,518	93,351
Class F-1	90,167	95,614
Class F-2	59,671	44,923
Class 529-A	63,301	59,493
Class 529-B	1,877	2,434
Class 529-C	11,115	11,059
Class 529-E	2,471	2,364
Class 529-F-1	2,346	2,111
Class R-1	5,257	6,013
Class R-2	23,130	24,066
Class R-3	57,132	57,429
Class R-4	58,161	57,655
Class R-5	42,998	41,232
Class R-6	96,529	63,204
Total	$1,894,727	$1,889,680

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.600% on the first $500 million of daily net assets and 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2013, the investment advisory services fee was $287,846,000, which was equivalent to an annualized rate of 0.378% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

24	Capital World Growth and Income Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended November 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$120,344	$76,798	$5,008	Not applicable
Class B	12,923	2,115	Not applicable	Not applicable
Class C	45,676	7,110	2,290	Not applicable
Class F-1	8,905	4,517	1,791	Not applicable
Class F-2	Not applicable	1,937	1,070	Not applicable
Class 529-A	5,599	3,018	1,282	$2,512
Class 529-B	1,085	147	54	107
Class 529-C	6,389	810	321	630
Class 529-E	547	80	55	107
Class 529-F-1	—	104	44	87
Class R-1	2,828	299	142	Not applicable
Class R-2	8,988	3,859	606	Not applicable
Class R-3	12,414	3,717	1,245	Not applicable
Class R-4	5,680	2,311	1,139	Not applicable
Class R-5	Not applicable	738	752	Not applicable
Class R-6	Not applicable	17	1,723	Not applicable
Total class-specific expenses	$231,378	$107,577	$17,522	$3,443

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $713,000 in the fund’s statement of operations includes $452,000 in current fees (either paid in cash or deferred) and a net increase of $261,000 in the value of the deferred amounts.

Capital World Growth and Income Fund	25

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2013

Class A	$3,607,561	89,374	$1,246,185	31,546	$(6,323,389)	(157,734)	$(1,469,643)	(36,814)
Class B	13,182	319	23,434	600	(529,770)	(13,257)	(493,154)	(12,338)
Class C	343,943	8,582	80,216	2,057	(873,849)	(21,872)	(449,690)	(11,233)
Class F-1	835,729	20,643	88,796	2,250	(828,525)	(20,353)	96,000	2,540
Class F-2	688,961	16,836	52,747	1,334	(476,171)	(11,813)	265,537	6,357
Class 529-A	277,930	6,947	63,284	1,605	(289,080)	(7,230)	52,134	1,322
Class 529-B	1,641	41	1,877	48	(34,666)	(868)	(31,148)	(779)
Class 529-C	76,422	1,914	11,110	284	(85,963)	(2,157)	1,569	41
Class 529-E	12,630	315	2,471	63	(14,094)	(352)	1,007	26
Class 529-F-1	18,779	468	2,345	59	(16,628)	(414)	4,496	113
Class R-1	28,368	710	5,242	134	(63,044)	(1,599)	(29,434)	(755)
Class R-2	226,756	5,714	23,105	593	(358,963)	(9,033)	(109,102)	(2,726)
Class R-3	539,323	13,510	57,062	1,454	(767,051)	(19,197)	(170,666)	(4,233)
Class R-4	525,318	13,098	58,144	1,476	(805,854)	(20,055)	(222,392)	(5,481)
Class R-5	319,642	7,981	42,971	1,087	(424,288)	(10,498)	(61,675)	(1,430)
Class R-6	1,496,481	37,201	90,400	2,274	(363,481)	(9,124)	1,223,400	30,351
Total net increase (decrease)	$9,012,666	223,653	$1,849,389	46,864	$(12,254,816)	(305,556)	$(1,392,761)	(35,039)

Year ended November 30, 2012

Class A	$2,626,636	76,391	$1,262,109	37,759	$(8,702,758)	(253,570)	$(4,814,013)	(139,420)
Class B	9,241	270	33,137	1,005	(632,184)	(18,561)	(589,806)	(17,286)
Class C	229,803	6,736	90,255	2,747	(1,171,467)	(34,497)	(851,409)	(25,014)
Class F-1	966,663	28,595	93,738	2,809	(1,581,212)	(46,262)	(520,811)	(14,858)
Class F-2	727,890	20,760	38,704	1,157	(495,180)	(14,407)	271,414	7,510
Class 529-A	256,259	7,491	59,473	1,783	(303,115)	(8,839)	12,617	435
Class 529-B	2,045	59	2,433	74	(38,180)	(1,123)	(33,702)	(990)
Class 529-C	74,097	2,174	11,055	335	(97,169)	(2,855)	(12,017)	(346)
Class 529-E	12,233	358	2,362	71	(16,051)	(471)	(1,456)	(42)
Class 529-F-1	16,246	473	2,110	63	(15,169)	(443)	3,187	93
Class R-1	30,699	903	5,992	182	(69,691)	(2,030)	(33,000)	(945)
Class R-2	238,510	6,997	24,035	730	(373,175)	(10,976)	(110,630)	(3,249)
Class R-3	518,783	15,146	57,318	1,726	(673,549)	(19,624)	(97,448)	(2,752)
Class R-4	479,903	13,902	57,635	1,726	(595,861)	(17,419)	(58,323)	(1,791)
Class R-5	301,418	8,702	41,168	1,229	(394,640)	(11,440)	(52,054)	(1,509)
Class R-6	738,967	21,376	57,556	1,712	(263,231)	(7,702)	533,292	15,386
Total net increase (decrease)	$7,229,393	210,333	$1,839,080	55,108	$(15,422,632)	(450,219)	$(6,354,159)	(184,778)

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,965,218,000 and $20,955,539,000, respectively, during the year ended November 30, 2013.

26	Capital World Growth and Income Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 11/30/2013	$36.75	$.83	$8.13	$8.96	$(1.03)	$44.68	24.77%	$54,676.80%		.80%	2.05%
Year ended 11/30/2012	32.57	.87	4.28	5.15	(.97)	36.75	16.14	46,323.82		.82	2.52
Year ended 11/30/2011	33.75	.94	(1.22)	(.28)	(.90)	32.57	(.99)	45,595.79		.79	2.67
Year ended 11/30/2010	33.80	.86	(.03)	.83	(.88)	33.75	2.57	52,156.79		.79	2.59
Year ended 11/30/2009	25.50	.78	8.52	9.30	(1.00)	33.80	37.48	56,058.83		.83	2.80
Class B:
Year ended 11/30/2013	36.53	.53	8.08	8.61	(.72)	44.42	23.83	1,194	1.56	1.56	1.31
Year ended 11/30/2012	32.37	.60	4.26	4.86	(.70)	36.53	15.27	1,433	1.57	1.57	1.76
Year ended 11/30/2011	33.53	.67	(1.21)	(.54)	(.62)	32.37	(1.74)	1,829	1.56	1.56	1.90
Year ended 11/30/2010	33.58	.60	(.03)	.57	(.62 ).	33.53	1.80	2,459	1.56	1.56	1.82
Year ended 11/30/2009	25.34	.57	8.46	9.03	(.79)	33.58	36.43	2,999	1.61	1.61	2.04
Class C:
Year ended 11/30/2013	36.36	.50	8.05	8.55	(.72)	44.19	23.79	4,819	1.60	1.60	1.26
Year ended 11/30/2012	32.23	.59	4.24	4.83	(.70)	36.36	15.19	4,373	1.61	1.61	1.73
Year ended 11/30/2011	33.40	.65	(1.21)	(.56)	(.61)	32.23	(1.77)	4,683	1.58	1.58	1.87
Year ended 11/30/2010	33.45	.59	(.02)	.57	(.62)	33.40	1.78	5,775	1.59	1.59	1.80
Year ended 11/30/2009	25.25	.56	8.43	8.99	(.79)	33.45	36.42	6,428	1.61	1.61	2.01
Class F-1:
Year ended 11/30/2013	36.68	.82	8.11	8.93	(1.02)	44.59	24.75	3,976.82		.82	2.03
Year ended 11/30/2012	32.51	.87	4.28	5.15	(.98)	36.68	16.16	3,177.80		.80	2.52
Year ended 11/30/2011	33.69	.93	(1.22)	(.29)	(.89)	32.51	(1.02)	3,299.80		.80	2.66
Year ended 11/30/2010	33.74	.86	(.03)	.83	(.88)	33.69	2.58	3,827.80		.80	2.60
Year ended 11/30/2009	25.46	.79	8.50	9.29	(1.01)	33.74	37.49	4,152.82		.81	2.83
Class F-2:
Year ended 11/30/2013	36.74	.94	8.13	9.07	(1.14)	44.67	25.13	2,541.54		.54	2.31
Year ended 11/30/2012	32.56	.97	4.28	5.25	(1.07)	36.74	16.43	1,857.54		.54	2.80
Year ended 11/30/2011	33.75	1.02	(1.22)	(.20)	(.99)	32.56	(.75)	1,401.54		.54	2.91
Year ended 11/30/2010	33.79	.94	(.02)	.92	(.96)	33.75	2.86	1,464.54		.54	2.84
Year ended 11/30/2009	25.51	.72	8.64	9.36	(1.08)	33.79	37.80	1,165.58		.58	2.42
Class 529-A:
Year ended 11/30/2013	36.65	.80	8.10	8.90	(1.00)	44.55	24.67	2,853.88		.88	1.97
Year ended 11/30/2012	32.49	.84	4.27	5.11	(.95)	36.65	16.04	2,299.89		.89	2.45
Year ended 11/30/2011	33.67	.91	(1.21)	(.30)	(.88)	32.49	(1.06)	2,023.85		.85	2.61
Year ended 11/30/2010	33.72	.84	(.02)	.82	(.87)	33.67	2.54	1,972.84		.84	2.54
Year ended 11/30/2009	25.45	.77	8.49	9.26	(.99)	33.72	37.41	1,796.87		.86	2.75
Class 529-B:
Year ended 11/30/2013	36.52	.48	8.08	8.56	(.68)	44.40	23.69	105	1.67	1.67	1.20
Year ended 11/30/2012	32.36	.57	4.26	4.83	(.67)	36.52	15.11	115	1.69	1.69	1.65
Year ended 11/30/2011	33.53	.63	(1.21)	(.58)	(.59)	32.36	(1.84)	134	1.65	1.65	1.80
Year ended 11/30/2010	33.58	.57	(.02)	.55	(.60)	33.53	1.72	167	1.65	1.65	1.74
Year ended 11/30/2009	25.35	.54	8.46	9.00	(.77)	33.58	36.29	188	1.70	1.69	1.95
Class 529-C:
Year ended 11/30/2013	36.48	.48	8.07	8.55	(.70)	44.33	23.69	709	1.66	1.66	1.19
Year ended 11/30/2012	32.34	.57	4.25	4.82	(.68)	36.48	15.14	582	1.68	1.68	1.66
Year ended 11/30/2011	33.51	.63	(1.20)	(.57)	(.60)	32.34	(1.84)	527	1.65	1.65	1.81
Year ended 11/30/2010	33.57	.58	(.03)	.55	(.61)	33.51	1.71	526	1.64	1.64	1.75
Year ended 11/30/2009	25.34	.54	8.47	9.01	(.78)	33.57	36.32	491	1.69	1.68	1.93
Class 529-E:
Year ended 11/30/2013	36.59	.70	8.10	8.80	(.91)	44.48	24.36	122	1.11	1.11	1.74
Year ended 11/30/2012	32.44	.76	4.26	5.02	(.87)	36.59	15.78	99	1.13	1.13	2.20
Year ended 11/30/2011	33.61	.82	(1.21)	(.39)	(.78)	32.44	(1.31)	89	1.12	1.12	2.33
Year ended 11/30/2010	33.67	.74	(.03)	.71	(.77)	33.61	2.21	87	1.13	1.13	2.25
Year ended 11/30/2009	25.41	.68	8.49	9.17	(.91)	33.67	37.03	80	1.18	1.17	2.43

See page 28 for footnotes.

Capital World Growth and Income Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 11/30/2013	$36.68	$.89	$8.12	$9.01	$(1.09)	$44.60	24.98%	$100.66%			.66%		2.19%
Year ended 11/30/2012	32.51	.91	4.28	5.19	(1.02)	36.68	16.27	78.67			.67		2.65
Year ended 11/30/2011	33.70	.98	(1.21)	(.23)	(.96)	32.51	(.84)	66.64			.64		2.81
Year ended 11/30/2010	33.75	.91	(.02)	.89	(.94)	33.70	2.74	59.63			.63		2.75
Year ended 11/30/2009	25.47	.82	8.50	9.32	(1.04)	33.75	37.68	49.68			.67		2.93
Class R-1:
Year ended 11/30/2013	36.42	.52	8.06	8.58	(.74)	44.26	23.84	302	1.55		1.55		1.30
Year ended 11/30/2012	32.29	.61	4.24	4.85	(.72)	36.42	15.27	276	1.56		1.56		1.79
Year ended 11/30/2011	33.46	.66	(1.20)	(.54)	(.63)	32.29	(1.75)	275	1.56		1.56		1.90
Year ended 11/30/2010	33.52	.60	(.02)	.58	(.64)	33.46	1.80	269	1.56		1.56		1.84
Year ended 11/30/2009	25.31	.57	8.45	9.02	(.81)	33.52	36.45	217	1.58		1.58		2.02
Class R-2:
Year ended 11/30/2013	36.35	.54	8.04	8.58	(.76)	44.17	23.88	1,277	1.51		1.51		1.35
Year ended 11/30/2012	32.22	.61	4.24	4.85	(.72)	36.35	15.30	1,150	1.55		1.55		1.78
Year ended 11/30/2011	33.39	.66	(1.20)	(.54)	(.63)	32.22	(1.75)	1,124	1.56		1.56		1.90
Year ended 11/30/2010	33.45	.59	(.03)	.56	(.62)	33.39	1.77	1,259	1.57		1.57		1.81
Year ended 11/30/2009	25.25	.55	8.43	8.98	(.78)	33.45	36.34	1,270	1.66		1.66		1.95
Class R-3:
Year ended 11/30/2013	36.53	.71	8.08	8.79	(.92)	44.40	24.41	2,651	1.09		1.09		1.76
Year ended 11/30/2012	32.38	.77	4.25	5.02	(.87)	36.53	15.81	2,335	1.10		1.10		2.23
Year ended 11/30/2011	33.56	.82	(1.21)	(.39)	(.79)	32.38	(1.32)	2,159	1.10		1.10		2.36
Year ended 11/30/2010	33.61	.75	(.02)	.73	(.78)	33.56	2.27	2,311	1.10		1.10		2.29
Year ended 11/30/2009	25.37	.69	8.48	9.17	(.93)	33.61	37.07	2,208	1.13		1.13		2.47
Class R-4:
Year ended 11/30/2013	36.67	.83	8.11	8.94	(1.03)	44.58	24.78	2,380.80			.80		2.07
Year ended 11/30/2012	32.50	.87	4.28	5.15	(.98)	36.67	16.13	2,159.80			.80		2.53
Year ended 11/30/2011	33.68	.93	(1.22)	(.29)	(.89)	32.50	(.98)	1,972.80			.80		2.66
Year ended 11/30/2010	33.73	.85	(.02)	.83	(.88)	33.68	2.56	2,062.81			.81		2.58
Year ended 11/30/2009	25.46	.78	8.50	9.28	(1.01)	33.73	37.46	1,840.83			.83		2.76
Class R-5:
Year ended 11/30/2013	36.77	.96	8.12	9.08	(1.15)	44.70	25.15	1,615.49			.49		2.37
Year ended 11/30/2012	32.59	.98	4.28	5.26	(1.08)	36.77	16.49	1,381.50			.50		2.84
Year ended 11/30/2011	33.77	1.04	(1.22)	(.18)	(1.00)	32.59	(.71)	1,273.50			.50		2.95
Year ended 11/30/2010	33.81	.95	(.02)	.93	(.97)	33.77	2.89	1,371.50			.50		2.85
Year ended 11/30/2009	25.51	.88	8.51	9.39	(1.09)	33.81	37.89	1,598.53			.53		3.18
Class R-6:
Year ended 11/30/2013	36.77	.97	8.13	9.10	(1.17)	44.70	25.21	4,418.45			.45		2.38
Year ended 11/30/2012	32.59	.99	4.29	5.28	(1.10)	36.77	16.55	2,518.45			.45		2.86
Year ended 11/30/2011	33.77	1.03	(1.19)	(.16)	(1.02)	32.59	(.65)	1,731.45			.45		2.97
Year ended 11/30/2010	33.82	.98	(.04)	.94	(.99)	33.77	2.92	1,158.46			.46		2.97
Period from 5/1/2009 to 11/30/2009[4]	26.05	.51	7.85	8.36	(.59)	33.82	32.50	517.49		[5]	.49	[5]	2.84	[5]

	Year ended November 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	24%	23%	27%	25%	44%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services. In addition, during one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

28	Capital World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
January 9, 2014

Capital World Growth and Income Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2013, through November 30, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Capital World Growth and Income Fund

	Beginning account value 6/1/2013	Ending account value 11/30/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,113.65	$4.19	.79%
Class A — assumed 5% return	1,000.00	1,021.11	4.00	.79
Class B — actual return	1,000.00	1,109.74	8.14	1.54
Class B — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class C — actual return	1,000.00	1,109.30	8.41	1.59
Class C — assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class F-1 — actual return	1,000.00	1,113.55	4.34	.82
Class F-1 — assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 — actual return	1,000.00	1,115.23	2.86	.54
Class F-2 — assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A — actual return	1,000.00	1,113.39	4.61	.87
Class 529-A — assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-B — actual return	1,000.00	1,108.98	8.78	1.66
Class 529-B — assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-C — actual return	1,000.00	1,108.83	8.72	1.65
Class 529-C — assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-E — actual return	1,000.00	1,112.00	5.88	1.11
Class 529-E — assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class 529-F-1 — actual return	1,000.00	1,114.64	3.45	.65
Class 529-F-1 — assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-1 — actual return	1,000.00	1,109.38	8.14	1.54
Class R-1 — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 — actual return	1,000.00	1,109.86	7.93	1.50
Class R-2 — assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-3 — actual return	1,000.00	1,112.04	5.77	1.09
Class R-3 — assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 — actual return	1,000.00	1,113.65	4.24	.80
Class R-4 — assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 — actual return	1,000.00	1,115.31	2.60	.49
Class R-5 — assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 — actual return	1,000.00	1,115.62	2.39	.45
Class R-6 — assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Growth and Income Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2013:

Foreign taxes	$0.08 per share
Foreign source income	$0.86 per share
Qualified dividend income	100%
Corporate dividends received deduction	$741,433,000
U.S. government income that may be exempt from state taxation	$2,087,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

32	Capital World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, and as otherwise provided, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, over various periods through March 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Index and the Lipper Global Funds Index. It was the consensus of the board and the committee that the Fund’s continuing investment results are sound, both on an absolute basis and relative to the presented peer groups and relevant Lipper indexes as well as relevant broad-based securities market indexes. Overall, the board and committee concluded that the results have been satisfactory and that the quality of the services CRMC provides combined with CRMC’s long-term record in managing the fund indicates that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non–mutual fund accounts by CRMC and affiliates of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital World Growth and Income Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Capital World Growth and Income Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 67	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Robert J. Denison, 72	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 66	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 67	2010	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Koichi Itoh, 73	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 55 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 66	2010	Retired; former Treasurer, The Washington Post Company (1987–1996)	10	None
Stefanie Powers, 71	1993–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 57	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, Ph. D., 64	2001	President and University Professor, The University of Tulsa	68	None

Gail L. Neale and Robert J. O’Neill, Ph.D., trustees of the fund since 1993, have retired from the board. The trustees thank Ms. Neale and Dr. O’Neill for their dedication and service to the fund.

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael J. Thawley, 63 Vice Chairman of the Board	2007	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.[6]	5	None
Mark E. Denning, 56 President	1993	Senior Vice President — Capital Research Global Investors, Capital Research Company;[6] Director, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Capital World Growth and Income Fund	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
L. Alfonso Barroso, 42 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Jeanne K. Carroll, 65 Vice President	2001	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Sung Lee, 47 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
David M. Riley, 46 Vice President	2007	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Donald H. Rolfe, 41 Vice President	2008	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Alexander G. Sheynkman, 50 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 42 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Jennifer L. Butler, 47 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Assistant Treasurer	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, with the exception of Jeanne K. Carroll, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	Capital World Growth and Income Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2013, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$107,000
2013	$110,000

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	None
2013	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	$1,000
2013	$32,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,000 for fiscal year 2012 and $43,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund® Investment portfolio November 30, 2013

Common stocks 91.86%
		Value
Health care 16.01%	Shares	(000)

Novartis AG	31,922,063	$ 2,523,267
Amgen Inc.	16,075,900	1,833,939
Bayer AG	13,316,026	1,776,420
Gilead Sciences, Inc.[1]	19,730,000	1,476,001
AbbVie Inc.	20,085,700	973,152
Teva Pharmaceutical Industries Ltd. (ADR)	16,973,000	691,819
Roche Holding AG	2,014,000	561,463
St. Jude Medical, Inc.	5,648,800	330,003
Alexion Pharmaceuticals, Inc.[1]	2,533,400	315,408
UnitedHealth Group Inc.	4,225,000	314,678
Zimmer Holdings, Inc.	3,334,000	304,761
Aetna Inc.	3,741,500	257,902
Allergan, Inc.	2,630,000	255,242
UCB SA	3,510,000	235,532
Boston Scientific Corp.[1]	18,208,800	210,858
Thermo Fisher Scientific Inc.	1,730,000	174,471
Novo Nordisk A/S, Class B	870,000	155,825
ResMed Inc.	2,860,000	139,597
GlaxoSmithKline PLC	5,091,100	134,871
Grifols, SA, Class B, non-registered shares	2,738,090	93,420
Grifols, SA, Class B (ADR)	604,061	20,740
Stryker Corp.	1,468,000	109,249
Sonic Healthcare Ltd.	7,052,258	106,590
Humana Inc.	844,122	87,780
Fresenius SE & Co. KGaA	590,924	83,649
Fisher & Paykel Healthcare Corp. Ltd.	23,339,600	71,585
Edwards Lifesciences Corp.[1]	1,030,000	67,496
Orion Oyj, Class B	2,171,162	57,191
Merck KGaA	248,629	43,132
		13,406,041
Financials 13.71%

HSBC Holdings PLC (Hong Kong)	49,168,976	549,236
HSBC Holdings PLC (United Kingdom)	30,718,231	342,857
Société Générale	14,546,365	836,592
Prudential PLC	36,926,500	789,968
UBS AG	35,262,786	672,228
AIA Group Ltd.	112,663,396	571,117
Link Real Estate Investment Trust	109,299,002	535,734
Siam Commercial Bank PCL	93,875,000	458,996
Barclays PLC	99,487,500	442,439
Credit Suisse Group AG	13,483,897	401,341
Aviva PLC	55,871,000	392,593
Industrial and Commercial Bank of China Ltd., Class H	480,362,535	345,123
Common stocks
		Value
Financials (continued)	Shares	(000)

China Construction Bank Corp., Class H	388,840,735	$ 314,979
BNP Paribas SA	4,035,063	302,860
Agricultural Bank of China, Class H	524,521,000	269,275
Mizuho Financial Group, Inc.	122,740,000	257,643
Bank of China Ltd., Class H	526,975,000	254,901
Deutsche Börse AG	3,231,329	249,865
Wells Fargo & Co.	5,270,990	232,029
Sampo Oyj, Class A	4,225,974	197,031
Woori Finance Holdings Co., Ltd.	15,047,350	179,863
CIT Group Inc.	3,405,000	171,884
Banco Santander, SA1	18,033,308	160,292
Assicurazioni Generali SpA	6,820,000	156,393
JPMorgan Chase & Co.	2,700,000	154,494
Cheung Kong (Holdings) Ltd.	9,661,000	152,779
Aberdeen Asset Management PLC	18,580,682	149,722
Citigroup Inc.	2,750,000	145,530
Sun Hung Kai Properties Ltd.	9,938,000	127,612
ING Groep NV, depository receipts[1]	9,625,000	124,976
Westfield Group, units	12,418,214	117,662
Hang Seng Bank Ltd.	7,000,000	114,219
Willis Group Holdings PLC	2,450,000	109,711
Progressive Corp.	3,875,000	108,229
Weyerhaeuser Co.[1]	3,359,686	101,227
Krung Thai Bank PCL	171,384,000	99,276
Starwood Property Trust, Inc.	3,500,000	97,545
Kimco Realty Corp.	4,132,329	85,209
Samsung Card Co., Ltd.	2,349,900	84,599
Sun Life Financial Inc.	2,435,000	84,231
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	5,820,800	81,782
Public Storage	517,300	78,992
UniCredit SpA	9,629,006	69,853
Svenska Handelsbanken AB, Class A	1,500,000	69,737
KASIKORNBANK PCL, nonvoting depository receipts	11,588,000	60,989
PNC Financial Services Group, Inc.	770,000	59,251
Ascendas Real Estate Investment Trust	31,991,000	56,587
Henderson Land Development Co. Ltd.	9,445,500	55,253
CapitaCommercial Trust	7,940,000	9,395
		11,484,099
Consumer discretionary 12.42%

Amazon.com, Inc.[1]	1,978,400	778,738
Home Depot, Inc.	9,063,800	731,177
Renault SA	6,291,861	558,066
DIRECTV[1]	8,313,000	549,572
General Motors Co.[1]	13,711,450	531,045
Kingfisher PLC	84,568,999	520,330
Bayerische Motoren Werke AG	2,463,100	282,982
Bayerische Motoren Werke AG, nonvoting preferred	2,478,444	214,846
Comcast Corp., Class A	8,272,900	412,570
Volkswagen AG, nonvoting preferred	1,475,372	391,438
ProSiebenSat.1 Media AG	8,530,164	383,744
Cie. Générale des Établissements Michelin	3,197,697	347,309
YUM! Brands, Inc.	4,131,486	320,934
Twenty-First Century Fox, Inc., Class A	9,161,958	306,834
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

SJM Holdings Ltd.	92,592,000	$ 296,790
H & M Hennes & Mauritz AB, Class B	6,714,300	284,710
Whitbread PLC	4,838,906	282,518
Netflix, Inc.[1]	725,894	265,532
adidas AG	2,031,300	247,032
British Sky Broadcasting Group PLC	15,422,000	206,738
Daily Mail and General Trust PLC, Class A, nonvoting	13,740,000	205,893
Wynn Macau, Ltd.	49,268,000	189,061
Galaxy Entertainment Group Ltd.[1]	23,792,000	186,281
NIKE, Inc., Class B	2,000,000	158,280
Time Warner Cable Inc.	1,100,000	152,042
Daimler AG	1,778,491	147,381
Nissan Motor Co., Ltd.	15,923,000	145,511
Johnson Controls, Inc.	2,772,325	140,030
Ford Motor Co.	7,700,000	131,516
Intercontinental Hotels Group PLC	3,924,560	122,243
William Hill PLC	15,971,511	100,804
Melco Crown Entertainment Ltd. (ADR)[1]	2,790,084	99,299
Sands China Ltd.	12,939,100	97,886
MGM China Holdings Ltd.	24,670,000	87,827
WPP PLC	3,520,975	77,860
Hyundai Motor Co.	322,200	76,722
Swatch Group Ltd, non-registered shares	110,000	72,083
Cie. Financière Richemont SA, Class A	694,000	70,514
Nordstrom, Inc.	1,000,000	62,210
Li & Fung Ltd.	42,459,000	57,834
Darden Restaurants, Inc.	741,400	39,539
Stella International Holdings Ltd.	10,024,500	24,335
Darty PLC	16,230,500	23,245
Dixons Retail PLC[1]	23,103,600	19,437
		10,400,738
Industrials 11.67%

ASSA ABLOY AB, Class B	16,656,007	843,210
VINCI SA	9,061,441	582,569
United Parcel Service, Inc., Class B	5,200,000	532,376
Schneider Electric SA	5,649,303	478,203
General Electric Co.	17,500,000	466,550
Lockheed Martin Corp.	2,905,000	411,551
Jardine Matheson Holdings Ltd.	7,966,000	402,442
KONE Oyj, Class B	3,705,000	340,499
AB Volvo, Class B	25,384,391	334,532
PACCAR Inc	5,720,000	327,813
Nielsen Holdings NV	6,973,391	300,972
Union Pacific Corp.	1,844,700	298,915
General Dynamics Corp.	3,237,000	296,703
United Continental Holdings, Inc.[1]	7,500,000	294,375
Emerson Electric Co.	3,960,000	265,280
CSX Corp.	9,485,865	258,680
Atlas Copco AB, Class A	9,000,000	250,807
Singapore Technologies Engineering Ltd	76,260,000	245,481
Ryanair Holdings PLC (ADR)[1]	4,900,000	235,323
ComfortDelGro Corp. Ltd.[2]	135,100,000	211,523
Bureau Veritas SA	7,033,476	208,872
Common stocks
		Value
Industrials (continued)	Shares	(000)

Waste Management, Inc.	4,200,000	$ 191,856
Danaher Corp.	2,500,000	187,000
Siemens AG	1,387,000	183,148
Deutsche Post AG	4,325,000	152,940
Bunzl PLC	6,663,600	151,389
Qantas Airways Ltd.[1,2]	125,158,600	139,111
Cummins Inc.	947,164	125,366
Babcock International Group PLC	5,265,000	112,893
Hutchison Port Holdings Trust	149,698,000	101,794
Andritz AG	1,605,000	101,748
Capita PLC	6,018,000	98,207
BAE Systems PLC	13,675,000	95,666
ITOCHU Corp.	7,535,000	95,047
Komatsu Ltd.	4,539,600	94,360
Kühne + Nagel International AG	720,000	93,252
SGS SA	36,826	83,000
Norfolk Southern Corp.	712,000	62,435
Southwest Airlines Co.	3,000,300	55,776
United Technologies Corp.	300,000	33,258
Aggreko PLC	1,185,000	31,131
		9,776,053
Consumer staples 8.05%

Philip Morris International Inc.	18,003,200	1,539,994
Altria Group, Inc.	34,493,300	1,275,562
Pernod Ricard SA	5,810,510	658,561
Nestlé SA	8,454,443	617,446
Anheuser-Busch InBev NV	3,444,683	351,672
Lorillard, Inc.	6,757,953	346,886
Kraft Foods Group, Inc.	4,595,499	244,113
Mondelez International, Inc.	6,000,000	201,180
Tingyi (Cayman Islands) Holding Corp.	62,940,000	186,726
SABMiller PLC	3,580,000	184,758
Coca-Cola Co.	4,338,800	174,376
Wesfarmers Ltd.	4,190,412	163,855
British American Tobacco PLC	2,392,000	127,675
Associated British Foods PLC	2,706,211	101,569
Diageo PLC	3,100,000	98,741
ConAgra Foods, Inc.	2,700,000	89,073
Danone SA	1,215,800	88,331
Kellogg Co.	1,294,900	78,523
Mead Johnson Nutrition Co.	770,000	65,073
Charoen Pokphand Foods PCL	63,720,500	56,557
Imperial Tobacco Group PLC	1,455,000	55,347
Treasury Wine Estates Ltd.	7,212,137	32,262
		6,738,280
Information technology 7.93%

Google Inc., Class A1	990,829	1,049,872
Samsung Electronics Co. Ltd.	633,750	894,664
Oracle Corp.	19,288,000	680,673
Microsoft Corp.	15,243,000	581,216
Texas Instruments Inc.	9,300,000	399,900
Motorola Solutions, Inc.	5,230,492	344,585
Common stocks
		Value
Information technology (continued)	Shares	(000)

Delta Electronics, Inc.	59,003,873	$ 315,017
Accenture PLC, Class A	3,825,000	296,323
Automatic Data Processing, Inc.	3,305,000	264,466
Hewlett-Packard Co.	8,125,000	222,219
Murata Manufacturing Co., Ltd.	2,098,000	180,458
Maxim Integrated Products, Inc.	5,723,000	162,991
Western Union Co.	8,794,000	146,596
Analog Devices, Inc.	2,970,186	143,222
Nintendo Co., Ltd.	993,000	127,294
Yahoo! Inc.[1]	3,423,798	126,612
Quanta Computer Inc.	50,388,595	112,205
SAP AG	1,336,000	110,622
AAC Technologies Holdings Inc.	21,719,500	98,055
Baidu, Inc., Class A (ADR)[1]	515,300	85,834
Siliconware Precision Industries Co., Ltd.	66,700,000	78,884
HOYA Corp.	2,763,000	74,750
Intel Corp.	2,500,000	59,600
Avago Technologies Ltd.	1,176,000	52,602
Compal Electronics, Inc.	36,843,420	27,825
		6,636,485
Telecommunication services 6.95%

Vodafone Group PLC	327,124,500	1,214,372
Vodafone Group PLC (ADR)	1,120,000	41,541
SoftBank Corp.	10,525,700	851,921
Verizon Communications Inc.	15,336,500	760,997
TeliaSonera AB	74,322,215	607,066
CenturyLink, Inc.	13,456,000	413,099
AT&T Inc.	10,165,000	357,910
OJSC Mobile TeleSystems (ADR)	13,994,480	295,004
Singapore Telecommunications Ltd.	89,868,810	266,373
MTN Group Ltd.	13,182,000	256,223
Türk Telekomünikasyon AS, Class D	39,150,000	127,197
Advanced Info Service PCL	15,801,800	112,202
Total Access Communication PCL, nonvoting depository receipts	16,576,400	54,721
Total Access Communication PCL	15,831,500	52,262
Crown Castle International Corp.[1]	1,377,000	102,215
Shin Corp. PCL	24,352,900	58,778
Shin Corp. PCL, nonvoting depository receipts	14,351,800	34,639
OJSC MegaFon (GDR)[3]	2,000,000	64,520
OJSC MegaFon (GDR)	792,000	25,550
Ziggo NV	1,550,000	66,413
BCE Inc.	512,500	22,631
Taiwan Mobile Co., Ltd.	4,616,000	15,114
Philippine Long Distance Telephone Co. (ADR)	165,321	10,338
Philippine Long Distance Telephone Co.	77,040	4,769
		5,815,855
Energy 5.81%

BP PLC	191,899,649	1,513,968
Eni SpA	22,365,300	538,088
Eni SpA (ADR)	253,148	12,116
Royal Dutch Shell PLC, Class B	8,571,685	300,876
Royal Dutch Shell PLC, Class A (ADR)	897,500	59,863
Common stocks
		Value
Energy (continued)	Shares	(000)

Royal Dutch Shell PLC, Class A	1,686,000	$ 56,402
Royal Dutch Shell PLC, Class B (ADR)	344,800	24,115
BG Group PLC	20,070,000	410,139
Exxon Mobil Corp.	3,694,000	345,315
EOG Resources, Inc.	1,393,000	229,845
Devon Energy Corp.	3,600,000	218,232
Schlumberger Ltd.	2,200,000	194,524
OJSC Gazprom (ADR)	19,975,000	172,384
Kinder Morgan, Inc.	4,000,000	142,160
Pacific Rubiales Energy Corp.	7,156,000	133,068
ConocoPhillips	1,650,000	120,120
Apache Corp.	1,159,036	106,040
Husky Energy Inc.	3,456,000	97,585
CNOOC Ltd.	40,776,900	83,525
Canadian Natural Resources, Ltd.	2,080,000	67,721
Woodside Petroleum Ltd.	1,154,000	39,321
		4,865,407
Utilities 3.78%

National Grid PLC	58,917,919	747,386
PT Perusahaan Gas Negara (Persero) Tbk	835,141,000	338,594
SSE PLC	14,740,696	320,173
Dominion Resources, Inc.	4,456,422	289,266
Exelon Corp.	9,647,000	259,601
EDP — Energias de Portugal, SA	67,980,566	257,199
Fortum Oyj	9,050,000	207,038
Iberdrola, SA	32,442,000	206,612
Public Service Enterprise Group Inc.	5,000,000	163,450
FirstEnergy Corp.	4,495,000	146,672
Power Assets Holdings Ltd.	11,285,000	91,705
GDF SUEZ	3,372,030	78,196
PG&E Corp.	1,401,000	56,558
		3,162,450
Materials 3.50%

BASF SE	4,429,000	472,920
ArcelorMittal	19,044,654	328,059
Akzo Nobel NV	4,238,000	319,128
Amcor Ltd.	30,684,007	308,620
Rio Tinto PLC	5,122,300	273,450
Syngenta AG	613,000	240,750
Praxair, Inc.	1,763,120	222,612
Linde AG	959,000	195,811
Dow Chemical Co.	4,159,735	162,479
Koninklijke DSM NV	2,002,218	157,135
Sherwin-Williams Co.	660,000	120,800
Celanese Corp., Series A	1,320,000	74,092
Ube Industries, Ltd.	25,200,000	52,651
		2,928,507

Miscellaneous 2.03%

Other common stocks in initial period of acquisition		1,703,625
Total common stocks (cost: $54,324,752,000)		76,917,540
Preferred stocks 0.00%
		Value
Financials 0.00%	Shares	(000)

Citigroup Inc. 7.875% preferred	122,000	$ 3,349
Total preferred stocks (cost: $3,050,000)		3,349
Convertible securities 0.33%
	Shares or
Industrials 0.12%	principal amount

United Continental Holdings, Inc. 6.00% convertible notes 2029	$15,000,000	68,522
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$4,700,000	9,955
United Continental Holdings, Inc. 6.00% convertible preferred 2030	397,000	19,170
		97,647
Consumer discretionary 0.10%

General Motors Co., Series B, 4.75% convertible preferred 2013[4]	1,558,603	82,917
Telecommunication services 0.05%

Clearwire Corp. 8.25% convertible notes 2040[3]	$38,630,000	44,376
Financials 0.02%

Bank of America Corp., Series L, 7.25% convertible preferred	13,000	13,975
Miscellaneous 0.04%

Other convertible securities in initial period of acquisition		33,766
Total convertible securities (cost: $205,977,000)		272,681
Bonds, notes & other debt instruments 1.09%
	Principal amount
U.S. Treasury bonds & notes 0.47%	(000)

U.S. Treasury 0.25% 2014	$ 92,000	92,038
U.S. Treasury 1.875% 2014[5]	301,000	302,300
		394,338
Financials 0.25%

HBOS PLC 6.75% 2018[3]	36,490	41,466
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)[3,6]	30,300	29,240
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)[3,6]	60,000	64,855
Simon Property Group, LP 5.25% 2016	3,540	3,950
Simon Property Group, LP 6.10% 2016	860	957
Simon Property Group, LP 5.875% 2017	165	187
Simon Property Group, LP 6.125% 2018	890	1,047
Simon Property Group, LP 10.35% 2019	5,170	7,088
Developers Diversified Realty Corp. 7.875% 2020	8,075	10,031
Barclays Bank PLC, Series RCI, junior subordinated 14.00% (undated)[6]	£4,520	9,968
AXA SA 8.60% 2030	$8,000	9,841
Standard Chartered Bank 6.40% 2017[3]	8,451	9,685
Prologis, Inc. 6.875% 2020	7,350	8,714
Discover Financial Services 10.25% 2019	4,334	5,586
ERP Operating LP 5.125% 2016	2,886	3,152
ERP Operating LP 5.75% 2017	2,055	2,323
		208,090
Bonds, notes & other debt instruments
	Principal amount	Value
Telecommunication services 0.18%	(000)	(000)

Sprint Nextel Corp. 9.125% 2017	$27,750	$ 32,884
Sprint Nextel Corp. 11.50% 2021	33,950	44,644
MTS International Funding Ltd. 8.625% 2020	29,630	35,111
MTS International Funding Ltd. 8.625% 2020[3]	6,190	7,335
América Móvil, SAB de CV 6.45% 2022	MXN 71,800	5,146
América Móvil, SAB de CV 8.46% 2036	341,400	24,522
		149,642
Materials 0.11%

ArcelorMittal 4.25% 2015[6]	$ 16,500	17,139
ArcelorMittal 4.25% 2015[6]	8,200	8,446
ArcelorMittal 10.35% 2019[6]	20,000	25,350
ArcelorMittal 6.75% 2022[6]	24,365	26,527
CRH America, Inc. 6.00% 2016	1,260	1,420
CRH America, Inc. 8.125% 2018	15,540	19,237
		98,119
Energy 0.06%

Gazprom OJSC 8.146% 2018	4,415	5,226
Gazprom OJSC, Series 9, 6.51% 2022	30,710	33,013
Gazprom OJSC, Series 2, 8.625% 2034	1,015	1,202
Gazprom OJSC 7.288% 2037	2,740	2,891
BP Capital Markets PLC 3.875% 2015	7,320	7,638
		49,970
Consumer discretionary 0.02%

Marks and Spencer Group PLC 6.25% 2017[3]	100	112
Marks and Spencer Group PLC 7.125% 2037[3]	15,550	15,744
		15,856
Total bonds, notes & other debt instruments (cost: $825,010,000)		916,015

Short-term securities 5.04%

Freddie Mac 0.09%–0.17% due 12/18/2013–10/1/2014	1,216,400	1,215,806
Fannie Mae 0.12%–0.14% due 2/18–10/1/2014	618,850	618,476
Federal Home Loan Bank 0.055%–0.18% due 12/13/2013–6/25/2014	587,622	587,432
Sumitomo Mitsui Banking Corp. 0.15%–0.155% due 12/2–12/10/2013[3]	209,000	208,994
Mizuho Funding LLC 0.20%–0.225% due 12/2/2013–2/26/2014[3]	191,500	191,460
Gotham Funding Corp. 0.14%–0.17% due 12/6–12/9/2013[3]	110,786	110,782
Mitsubishi UFJ Trust and Banking Corp. 0.20% due 1/22/14[3]	50,000	49,985
Victory Receivables Corp. 0.16% due 1/13/2014[3]	25,100	25,095
Toronto-Dominion Holdings USA Inc. 0.09%–0.15% due 12/5/2013–1/15/2014[3]	176,300	176,284
Electricité de France 0.17%–0.185% due 12/4–12/30/2013[3]	128,300	128,291
Commonwealth Bank of Australia 0.16% due 1/3–2/3/2014[3]	116,600	116,578
Bank of Nova Scotia 0.17%–0.18% due 2/19–2/25/2014	103,100	103,067
Nordea Bank AB 0.17%–0.255% due 1/10–1/17/2014[3]	100,000	99,981
International Bank for Reconstruction and Development 0.12% due 5/16/2014	100,000	99,947
Federal Farm Credit Banks 0.13% due 4/1–9/8/2014	100,000	99,921
Svenska Handelsbanken Inc. 0.15% due 2/4/2014[3]	75,000	74,978
Old Line Funding, LLC 0.15% due 2/10/2014[3]	34,246	34,240
Thunder Bay Funding, LLC 0.15% due 2/20/2014[3]	20,000	19,990
National Rural Utilities Cooperative Finance Corp. 0.18% due 12/3/2013	50,000	49,999
BNZ International Funding Ltd. 0.18% due 1/7/2014[3]	48,450	48,441
Private Export Funding Corp. 0.245% due 4/29/2014[3]	34,200	34,174
GlaxoSmithKline Finance PLC 0.11% due 1/9/2014[3]	34,000	33,996
BHP Billiton Finance (USA) Limited 0.13% due 12/17/2013[3]	31,500	31,497
Siemens Capital Co. LLC 0.08%–0.09% due 12/19–12/23/2013[3]	30,900	30,899
U.S. Treasury Bill 0.061% due 2/6/2014	28,400	28,398
Nestlé Capital Corp. 0.10% due 1/7/2014[3]	2,000	2,000
Total short-term securities (cost: $4,220,557,000)		4,220,711
Total investment securities (cost: $59,579,346,000)		82,330,296
Other assets less liabilities		1,408,027
Net assets		$83,738,323

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,694,998,000 which represented 2.02% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $82,917,000, which represented .10% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,238,000, which represented less than .01% of the net assets of the fund.
[6]	Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

£ = British pounds

MXN = Mexican pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-033-0114O-S37687

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2013, and for the year then ended and have issued our unqualified report thereon dated January 9, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2013 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Los Angeles, California

January 9, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2014

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2014